Earnings per share	12 Months Ended
Dec. 31, 2022
Earnings per share
Earnings Per Share

9. Earnings per share

Earnings per share amounts are calculated by dividing net income for the year attributable to equity holders of the parent by the weighted average number of ordinary shares during the year, net number of treasury shares.

There are no transactions or items generating an effect of dilution.

The following reflects information on income and the number of shares used in the earnings per share computations:

	2022	2021	2020
	ARS 000	ARS 000	ARS 000

Income (loss) attributable to equity holders of the parent	19,040,491	(1,445,514)	20,263,905

Weighted average number of ordinary shares	1,505,044,626	1,505,170,408	1,505,170,408

There have been no transactions involving ordinary shares or potential ordinary shares between the reporting date and the date of issuance of these consolidated financial statements that may produce a dilution effect.